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                                                                    EXHIBIT 10.2

                               PURCHASE AGREEMENT

         THIS PURCHASE AGREEMENT (the "Agreement") is dated as of February 12, 2003 by and between Indus International, Inc., a Delaware corporation located at 3301 Windy Ridge Parkway, Atlanta, Georgia 30339 (the "Company"), and each of the various purchasers (each, a "Purchaser", and collectively, the "Purchasers") identified on, and a party to, an executed copy of the Subscription Agreement to which this Agreement is an Exhibit (the "Subscription Agreement").

                                    SECTION 1

                   SALE OF COMMON STOCK AND CONVERTIBLE NOTES

         Subject to the terms and conditions hereof, the Company has offered, and will issue and sell (the "Offering") to the Purchasers, and the Purchasers will, severally and not jointly, buy from the Company, upon acceptance by the Company of the Subscription Agreements, (i) a total of up to 6,871,480 shares of the common stock, $0.001 par value per share, of the Company (the "Common Stock") for the purchase price of $1.50 per share, with each Purchaser, severally and not jointly, purchasing the number of shares of Common Stock for the aggregate cash purchase price indicated in the Subscription Agreement, and
(ii) a total of up to $20,000,000 in aggregate principal amount of the Company's 8% convertible notes due 2003 (the "Convertible Notes"), with each Purchaser, severally and not jointly, purchasing the principal amount of Convertible Notes indicated in the Subscription Agreement. The shares of Common Stock to be issued and sold by the Company and purchased by the Purchasers pursuant to this Agreement are herein referred to as the "Shares," and the Convertible Notes to be issued and sold by the Company and purchased by the Purchasers pursuant to this Agreement are herein referred to as the "Notes." Together, the Shares and Notes to be purchased by the Purchasers pursuant to this Agreement are herein referred to as the "Securities." This Agreement and each Purchaser's obligation hereunder are not conditioned on the sale of any minimum number of Shares or any minimum aggregate principal amount of Notes.

         The Securities will be offered and sold without registration under the Securities Act of 1933, as amended (the "Securities Act"), in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act and Regulation D thereunder. The Company has prepared and delivered to each Purchaser copies of a Confidential Private Placement Memorandum, dated as of the date hereof, (as it may be amended or supplemented, and including the exhibits and/or schedules thereto and the information incorporated therein by reference, the "Offering Document").

         The Company has entered into a Purchase Agreement, dated as of the date hereof (the "Acquisition Agreement"), pursuant to which the Company has agreed to acquire (the "Acquisition") all of the outstanding common stock of SCT Utility Systems, Inc., a Delaware corporation ("SCT"), as well as certain assets owned by affiliates of SCT and used in SCT's business. The Company will use the proceeds from the sale of the Securities to fund the Acquisition and for related fees and expenses. The Company has entered into an Escrow Agreement, dated as of the date hereof (the "Escrow Agreement"), by and between the Company, and The Bank of New York, as escrow agent (the "Escrow Agent"), pursuant to which the Company will deposit, or direct the deposit, with the Escrow Agent the proceeds from the sale of the Securities, which funds (the "Escrow Funds") will be held by the Escrow Agent pending their application in accordance with the provisions of the Escrow Agreement.

         The Purchasers of Shares (and any subsequent permitted transferees) will be entitled to the benefits of a Registration Rights Agreement, to be dated as of the date hereof (as attached to the Subscription Agreement as Exhibit B, the "Registration Rights Agreement for Shares"), by and among the Company and the Purchasers. Pursuant to the Registration Rights Agreement for Shares, the

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Company will file with the Securities and Exchange Commission (the "SEC" or the
"Commission") as soon as practicable after the Closing, and in no event later than 30 days thereafter, a shelf registration statement on Form S-3 pursuant to SEC Rule 415 (the "Registration Statement for Shares") under the Securities Act relating to the resale of the Shares by the Purchasers. The Company shall use its commercially reasonable efforts to cause such Registration Statement for Shares to be declared effective promptly and to be maintained effective until the earlier of (i) the date on which all of the Shares have been resold under the Registration Statement for Shares, and (ii) the date on which all of the Shares may be traded by the Purchasers without restriction (the "Effectiveness Period for Shares"). Should the Registration Statement for Shares not be declared effective or should its effectiveness lapse prior to the end of the Effectiveness Period for Shares, then the Purchasers of Shares shall have demand registration rights (if requested by Purchasers of Shares holding more than 30% of the Shares not so resold) and unlimited "piggy-back" registration rights, in each case as set forth in the Registration Rights Agreement for Shares.

         The Purchasers of Notes (and any subsequent permitted transferees) will be entitled to the benefits of a Registration Rights Agreement, to be dated as of the date hereof (as attached to the Subscription Agreement as Exhibit C, the "Registration Rights Agreement for Conversion Shares," and, together with the Registration Rights Agreement for Shares, the "Registration Rights Agreements"), by and among the Company and the Purchasers, for the purpose of registering the shares (the "Conversion Shares") of Common Stock that the Purchasers of Notes may receive upon the conversion of their Notes following the Company's receipt of the requisite stockholder approval in accordance with the terms hereof and of the Note. Pursuant to the Registration Rights Agreement for Conversion Shares, the Company will file with the SEC as soon as practicable after the Closing, and in no event later than 30 days thereafter, a shelf registration statement on Form S-3 pursuant to SEC Rule 415 (the "Registration Statement for Conversion Shares," and, together with the Registration Statement for Shares, the "Registration Statements") under the Securities Act relating to the resale of the Conversion Shares by the Purchasers. The Company shall use its commercially reasonable efforts to cause such Registration Statement to be declared effective promptly and to be maintained effective until the earlier of (i) the date on which all of the Conversion Shares have been resold under the Registration Statement for Conversion Shares, and (ii) the date on which all of the Conversion Shares may be traded by the Purchasers without restriction (the "Effectiveness Period for Conversion Shares"). Should the Registration Statement for Conversion Shares not be declared effective or should its effectiveness lapse prior to the end of the Effectiveness Period for Conversion Shares, then the Purchasers of Notes shall have demand registration rights (if requested by Purchasers of Notes holding more than 30% of the Conversion Shares not so resold) and unlimited "piggy-back" registration rights, in each case as set forth in the Registration Rights Agreement for Conversion Shares.

                                    SECTION 2

                       FUNDING; ESCROW; CLOSING; DELIVERY

         2.1. FUNDING AND ESCROW. The closing of the Purchasers' commitment, and the Purchasers' delivery of funds (the "Funding"), to purchase the Securities for which they have subscribed in the Subscription Agreement, shall be held at the offices of Alston & Bird LLP, counsel to the Company, or at such other place upon which the Company and the Purchasers shall agree. At Funding, the Purchasers shall, severally and not jointly, pay the purchase price (as to each Purchaser, the "Purchase Price") for their Securities by wire transfer to an account designated by the Escrow Agent. The Escrow Agent will hold and disburse the Escrow Funds pursuant to the terms of the Escrow Agreement. The Funding shall occur simultaneously with or immediately after the execution and delivery of this Agreement by the Purchasers and the Company, or on such later date as the Company and the Purchasers may agree.

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         2.2.     CLOSING AND DELIVERY. The issuance and delivery of the
Securities is conditioned upon, and shall occur simultaneously with, or immediately after, the closing of the Acquisition (together, the "Closing"). In the event that the Acquisition is not closed on or prior to March 14, 2003, the "drop dead" date of the Acquisition under the Acquisition Agreement (the "Expiration Date"), then the Closing of the sale of the Securities will not occur, and the Escrow Agent shall disburse to each Purchaser, his or her Purchase Price, together with his or her pro rata share of any interest earned on the Escrow Funds while held by the Escrow Agent. At the Closing, or within a reasonable period of time thereafter, the Company will deliver to each Purchaser, as applicable (i) a certificate, registered in the name of such Purchaser as shown in the appropriate Subscription Agreement, for the number of Shares to be purchased by such Purchaser, and/or (ii) a Notes, registered in the name of such Purchaser as shown in the appropriate Subscription Agreement, for the aggregate principal amount of Notes to be purchased by such Purchaser.

                                    SECTION 3

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company represents, warrants and covenants to the Purchasers and the Placement Agent as follows:

         3.1. ORGANIZATION AND STANDING; ARTICLES AND BY-LAWS. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the corporate power and authority to carry on it business as now conducted and to own, lease and operate its properties and assets. The Company is duly qualified or licensed to transact business as a foreign corporation in good standing in the states of the United States and foreign jurisdictions where the character of its properties and assets or the nature or conduct of its business requires it to be so qualified or licensed, except for such jurisdictions in which the failure to be so qualified or licensed is not reasonably likely to have, individually or in the aggregate, a material adverse effect on the financial position, business or results of operations of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect"). The term "Material Adverse Effect" does not include the impact OF (i) changes in laws of general applicability or interpretations thereof by courts or other Governmental Authorities (as defined below), or (ii) changes in generally accepted accounting principals as in effect in the United States ("GAAP"). The Company has made available to each of the Purchasers true and correct copies of the Company's Articles of Incorporation, as amended and/or restated and as in effect on the date hereof (the "Articles of Incorporation"), and the Company's Bylaws, as in effect on the date hereof (the "Bylaws"). The Company owns 100% of all shares of capital stock and other equity interests in each of its subsidiaries free and clear of all security interests, liens, pledges or negative pledges, charges, encumbrances, mortgages, hypothecations, adverse claims or equities (each, a "Lien").

         3.2. CORPORATE POWER. The Company has the corporate power and authority necessary to execute, deliver and perform this Agreement and to execute, deliver and perform the Escrow Agreement and the agreements set forth as Exhibits hereto (collectively with this Agreement, the "Agreements"), and at Funding to sell, and at Closing to issue, the Securities as set forth in the Agreements, and to carry out and perform its obligations under the Agreements.

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         3.3.     SUBSIDIARIES. The Company has those subsidiaries or affiliated companies shown on Schedule 3.3 hereto, and does not otherwise own or control, directly or indirectly, any equity interest in any corporation, association or business entity, other than as shown on Schedule 3.3 hereto. Each subsidiary of the Company that is a corporation has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its properties and to conduct its business and is duly registered, qualified and authorized to transact business and is in good standing in each jurisdiction in which the conduct of its business or the nature of its properties requires such registration, qualification or authorization, except where such failure to so qualify or register would not be reasonably likely to have a Material Adverse Effect. All of the issued and outstanding capital stock of each subsidiary has been duly authorized and validly issued, is fully paid and non-assessable, and is owned by the Company free and clear of any Lien.

         3.4. CAPITALIZATION. As of the date hereof, the authorized capital stock of the Company consists of 100,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock (the "Preferred Stock"). As of February 3, 2003, there were 35,237,403 shares of Common Stock issued and outstanding, and no shares of Preferred Stock issued and outstanding. No other shares of capital stock are issued and outstanding. As of February 3, 2003, there were options and warrants outstanding issued by the Company to purchase an aggregate of 9,600,244 and 304,533 shares of Common Stock, respectively. All of the outstanding shares of Common Stock and Preferred Stock are, and all of the Shares and Conversion Shares, when issued, will be, duly authorized, validly issued, fully paid and nonassessable, and all such shares were, and the Shares and any Conversion Shares, will be, issued in material compliance with all applicable federal and state securities laws, including available exemptions therefrom, and none of such issuances were, and the issuance of the Shares and any Conversion Shares will not be, made in violation of any pre-emptive or other rights. The Company has reserved 14,585,631 shares of Common Stock for issuance pursuant to its stock option and stock purchase plans and existing outstanding warrants and an adequate number of shares of Common Stock for the conversion of the Notes. Except as set forth above or on Schedule 3.4, there are no options, warrants or other rights (including conversion, pre-emptive or other rights) or agreements outstanding to purchase any of the Company's authorized and unissued capital stock.

         3.5. AUTHORIZATION; VALID ISSUANCE. (a) All corporate action on the part of the Company, its officers, directors and stockholders, if any, necessary for the authorization, execution, delivery and performance of the Agreements by the Company, and for the authorization, the sale, issuance and delivery of the Securities has been taken or will be taken prior to the Funding or the Closing, as appropriate. The Agreements have been duly executed and delivered by the Company, and represent legal, valid and binding obligations of the Company, enforceable against it in accordance with their respective terms (except in all cases as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, receivership, conservatorship, moratorium or similar laws affecting the enforcement of creditors' rights generally, and except that the availability of the equitable remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding may be brought (the "Bankruptcy and Equity Exception")). The Board of Directors of the Company (the "Board of Directors") has taken all action necessary to render inapplicable, as it related to the Investor, the provisions of Section 203 of the General Corporation Law of the State of Delaware.

         (b) The Shares being purchased by the Purchasers hereunder will, upon issuance pursuant to the terms hereof and upon payment therefor, be duly authorized and validly issued, fully paid and non-assessable shares of Common Stock, free of preemptive or similar rights. Upon their issuance in accordance with the terms hereof and of the Notes, the Conversion Shares will be duly authorized, validly issued, fully paid and non-assessable shares of Common Stock, free of all preemptive or similar rights.

         (c) Subject to the accuracy of the representations made by the Purchasers in Section 5 hereof, the Securities and any Conversion Shares will be issued to the Purchasers in compliance with applicable exemptions from (i) the registration and prospectus delivery requirements of the Securities Act, and
(ii) the registration and qualification requirements of all applicable securities laws of the states of the United States.

         3.6. REPORTS AND FINANCIAL STATEMENTS. The Company has delivered, as exhibits to the Offering Document, to the Purchasers prior to the execution of this Agreement a copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2001, the Company's Quarterly Reports on Form 10-Q that have been filed for all quarters ended since December 31, 2001, if any, the definitive proxy statement for the Company's 2002 annual meeting of stockholders, if filed with the Commission as of the date hereof, and will deliver any Current Reports on Form 8-K filed since December 31, 2001 (as such documents have since the time of their filing been amended or supplemented, and together with all reports, documents and information filed on or after the date first written above through the date of Closing with the SEC, including all information incorporated therein by reference, collectively, the "SEC Reports"). The SEC Reports (a) complied and will comply as to form in all material respects with the requirements of the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (b) did not, at the time of their filing, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

         3.7. DISCLOSURES. The Offering Document, including all exhibits thereto, as amended or supplemented, did not and will not, as of the date thereof through the Closing, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company has provided to each prospective offeree of the Securities who has requested further information concerning the Company and its subsidiaries such information (to the extent that such information is available or can be acquired and made available to prospective Purchasers without unreasonable effort or expense and to the extent the provision thereof is not prohibited by applicable law).

         3.8. NO INTEGRATION. Neither the Company nor its affiliates (as defined in Rule 501(b) under the Securities Act) ("Affiliates") has, directly or through any authorized agent, during the six month period ending on the date of this Agreement, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) in a manner that would cause the offer and sale of the Securities or Conversion Shares, if any, to fail to be entitled to the exemption afforded by Rule 506 of Regulation D, or under Section 4(2) of the Securities Act.

         3.9. NO PUBLIC OFFERING. Neither the Company nor its Affiliates has engaged, in connection with the offering of the Securities or Conversion Shares, if any, (i) in any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act, (ii) in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act, (iii) in any action which would violate applicable state securities, or "blue sky," laws, or in any directed selling efforts within the meaning of SEC Regulation S.

         3.10. CONFORMITY OF DESCRIPTIONS. The Shares conform, and the Conversion Shares, when issued, will conform in all material respects to the descriptions of the Company's Common Stock contained in the Company's SEC Reports and other filings with the SEC.

         3.11. NO CONFLICTS. The execution, delivery and performance of the Agreements, the issuance and delivery of the Securities, and the Conversion Shares, when issued, by the Company and the consummation by the Company of the transactions contemplated herein and in the other Agreements do not and will not
(i) conflict with or violate any provision of the Articles of Incorporation, Bylaws or other organizational documents of the Company or any of its subsidiaries, (ii) conflict with, or constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, or give to other individual, partnership, joint stock company, corporation, trust, unincorporated organization, government agency or political subdivision (each of the foregoing, a "Person") any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture, patent, license or instrument (whether evidencing a Company debt or otherwise) to which the Company or any of its subsidiaries is a party or by which any property or asset of the Company or any of its subsidiaries is bound or affected, except for such defaults that would not, individually or in the aggregate, result in a Material Adverse Effect, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or any of its subsidiaries is subject (including federal and state securities laws and regulations and the rules and regulations of the principal market, system or exchange on which the Common Stock is traded, quoted or listed), or by which any material assets of the Company or any of its subsidiaries is bound or affected.

         3.12. CONSENTS AND APPROVALS. Except as set forth on Schedule 3.12, no notice to, filing with, or consent of any federal, state, county, local, foreign or other governmental, public or regulatory agencies, authorities (including self-regulatory authorities), courts, instrumentalities, commissions, boards or bodies having jurisdiction over the Company and its subsidiaries ("Governmental Authorities") or any third party is necessary for the consummation by the Company or any of its subsidiaries of the transactions contemplated by the Agreements, other than (i) the filing of the Registration Statements with the Commission in accordance with the appropriate Registration Rights Agreements, (ii) the application(s) or any letter(s) acceptable to Nasdaq for the listing or quoting of the Shares and the Conversion Shares, if applicable, on Nasdaq (and with any other national securities exchange or automated quotation system or market on which the Common Stock is then traded, listed or quoted), and the notice, if any, required by Nasdaq, (iii) any filings, notices or registrations under applicable state securities laws, (iv) the disclosure requirements of the Exchange Act, and the disclosure requirements of Item 701 of SEC Regulation S-K, (v) filing a Form D and a Form 8-K in respect of the sale and issuance of the Securities with the Commission (collectively, the "Required Approvals"), and (vi) filing a Proxy Statement with the Commission for the solicitation of the approval of, and obtaining the approval of, the Company's stockholders to convert the Notes into Conversion Shares.

         3.13. PROCEEDINGS. There is no action, suit, hearing, claim, notice of violation, arbitration or other proceeding, hearing or investigation (each, a "Proceeding") pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its subsidiaries or any of their respective assets before or by any Governmental Authority or any arbitrator, which (i) adversely affects or challenges the legality, validity or enforceability of any of the Agreements, (ii) could reasonably be expected to, individually or in the aggregate, have or result in a Material Adverse Effect, or (iii) if adversely decided, could reasonably be expected to have a material adverse effect on, or delay the issuance of, the Securities or the Conversion Shares, if any, or the consummation of the transactions contemplated by the Agreement. The foregoing includes, without limitation, any such action, suit, proceeding or investigation that questions this Agreement or seeks to delay or prevent the consummation of the transactions contemplated hereunder or the right of the Company to execute, deliver and perform under same. The Company is not a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any Governmental Authority that is reasonably likely to have a Material Adverse Effect before or after consummation of the transactions contemplated by this Agreement. No action, suit, proceeding, claim, investigation or inquiry by the Company or any subsidiary is currently pending nor does the Company intend to initiate any action, suit, proceeding, claim, investigation or inquiry, in each case, that if resolved in a manner adverse to the Company, is reasonably likely to have a Material Adverse Effect.

         3.14. NO DEFAULT OR VIOLATION. Except for those that would not, individually or in the aggregate, result in a Material Adverse Effect, none of the Company or any of its subsidiaries is in (i) default under or in violation of any indenture, loan or other credit agreement or any other agreement or instrument to which any of them is a party or by which any of them or their respective assets or properties is bound, or (ii) violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any arbitrator or Governmental Authority applicable to it. None of the Company or any of its subsidiaries is in default under, or in violation of, its articles of incorporation, bylaws or other organizational documents or in default under or in violation of any of the listing or quotation requirements of Nasdaq (or of any other national securities exchange or automated quotation system or market on which the Common Stock is then traded, listed or quoted) as in effect on the date hereof, and the Company is not aware of any facts which could reasonably lead to de-listing or suspension of trading in the Common Stock by Nasdaq (or any other national securities exchange or automated quotation system or market on which the Common Stock is then traded, listed or quoted) in the foreseeable future. The business of the Company and its subsidiaries is not being conducted in violation of any law, statute, ordinance, rule or regulation of any Governmental Authority, except where such violations have not resulted or are not reasonably likely to result, individually or in the aggregate, in a Material Adverse Effect. None of the Company or any of its subsidiaries is in breach of any agreement where such breach, individually or in the aggregate, is reasonably likely to have a Material Adverse Effect.

         3.15. BROKER'S FEES. The Company has incurred no liability, contingent or otherwise, for brokerage or finders' fees or agents' commissions or other similar payments in connection with the Agreements or the transactions contemplated therein, other than fees payable to C.E. Unterberg, Towbin, as the exclusive placement agent of the Company for the Offering (the "Placement Agent"), and the Company shall indemnify and hold harmless the Purchasers from and against any such claims.

         3.16. LISTING COMPLIANCE. The only securities exchange or automated quotation system or market on which the Common Stock is traded is Nasdaq, and the Company has no other securities listed or traded on any other securities exchange or automated quotation system or market. Except as set forth on
Schedule 3.16, the Company has not in the three (3) years preceding the date hereof received notice (written or oral) from Nasdaq (or any other national securities exchange or automated quotation system or market on which the Common Stock is then traded, listed or quoted) to the effect that the Company is not in compliance in all material respects with the listing or maintenance requirements of any such market, exchange or trading facility. After giving effect to the transactions contemplated by the Agreements, the Company is and will be in compliance with all such maintenance requirements.

         3.17. INTELLECTUAL PROPERTY RIGHTS. The Company and its subsidiaries own or possess adequate rights or licenses to use material (A) patents (and any renewals and extensions thereof), patent rights (and any applications therefor), rights of priority and other rights in inventions; (B) trademarks, service marks, trade names and trade dress, and all registrations and applications therefor and all legal and common-law equivalents of any of the foregoing; (C) copyrights and rights in mask works (and any applications or registrations for the foregoing, and all renewals and extensions thereof), common-law copyrights and rights of authorship including all rights to exploit any of the foregoing in any media and by any manner and means now known or hereafter devised; (D) industrial design rights, and all registrations and applications therefor; (E) rights in data, collections of data and databases, and all legal or common-law equivalents thereof; (F) rights in domain names and domain name reservations;
(G) rights in trade secrets, proprietary information and know-how (collectively with all licenses and other agreements providing Company or its subsidiaries with the right to use any item of the type referred to in clauses (A) through

(G) (collectively, "Intellectual Property Rights") which are necessary for use in connection with their business as now conducted and as described in the SEC Reports, except for those Intellectual Property Rights the absence of which would not, individually or in the aggregate, result in a Material Adverse Effect. None of the Company or any of its subsidiaries has knowledge that any of them has infringed on any of the Intellectual Property Rights of any Person and, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, none of the Company or any of its subsidiaries is infringing on any of the Intellectual Property Rights of any Person. Except as disclosed in the Offering Document, there is no Proceeding that is pending, or to the Company's knowledge, is threatened against, the Company regarding the infringement of any of the Intellectual Property Rights. The Company is not, to its knowledge, making unauthorized use of any confidential information or trade secrets of any third party, and the Company has not received any notice of any asserted infringement (nor is the Company aware of any reasonable basis for any third party asserting an infringement) by the Company of, any rights of a third party with respect to any Intellectual Property Rights that, individually or in the aggregate, would have a Material Adverse Effect. The Company and its subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their Intellectual Property Rights.

         3.18. REGISTRATION RIGHTS; RIGHTS OF PARTICIPATION. Except as set forth on Schedule 3.18, the Company has not granted or agreed to grant to any Person any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the Commission or any other Governmental Authority which have not been satisfied. Except as set forth on
Schedule 3.18, no Person, including current or former stockholders of the Company, underwriters, brokers or agents, has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Agreements or to require that the Company include any such securities in the registration of Shares or Conversion Shares as contemplated herein. With respect to the agreements evidencing the rights set forth on Schedule 3.18 hereto, the Company has complied in all respects with the provisions therein regarding any right of first refusal, preemptive right, right of participation, or any similar right of a stockholder or any other third party to participate in the transactions contemplated by the Agreements, including, but not limited to, notice, consent and waiver requirements.

         3.19. FORM S-3 ELIGIBILITY. The Company meets the requirements for use of the SEC's registration statement on Form S-3 under the Securities Act relating to the resale of the Shares and Conversion Shares by the Purchasers and is eligible for filing and maintaining registration statements on Form S-3 relating to the resale of the Shares and Conversion Shares by the Purchasers.

         3.20. ABSENCE OF CERTAIN CHANGES. Since the date of the financial statements included in the Company's most recent Quarterly Report on Form 10-Q, Annual Report on Form 10-K, or latest Current Report on Form 8-K, whichever is more recent, last filed prior to the date of this Agreement, the Company and its subsidiaries have conducted their business only in the ordinary course of such business consistent with past practice and there has not been (i) any Material Adverse Effect, (ii) any material commitment, contractual obligation, borrowing, capital expenditure or transaction (each, a "Commitment") entered into by the Company or any of its subsidiaries, other than (a) Commitments in the ordinary course of business, (b) this Agreement, and (c) the Acquisition Agreement and any other Commitments contemplated thereby, (iii) any action taken which, if taken after the date hereof, would constitute a material breach of any provision or covenant herein, or (iv) any material change in the Company's accounting principles, practices or methods other than as required by concurrent changes in GAAP.

         3.21. BOOKS AND RECORDS. The minute books and other records of the Company and its subsidiaries contain in all material respects accurate records of all Company board, committee and stockholders' meetings and accurately reflect in all material respects all other corporate action of the stockholders and directors and any committees thereof of the Company and its subsidiaries and all actions of the directors of the Company's subsidiaries, in each case since January 1, 2001.

         3.22. NO MANIPULATION OF STOCK. The Company has not taken, in violation of applicable law, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the transactions contemplated hereby or the sale or resale of the shares of Common Stock.

         3.23. COMPANY NOT AN "INVESTMENT COMPANY." The Company has been advised of the rules and requirements under the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Company is not, and immediately after receipt of payment for the Securities will not be, an "investment company" or an entity "controlled" by an "investment company" within the meaning of the Investment Company Act.

         3.24. LABOR RELATIONS. Neither the Company nor its subsidiaries is party to any collective bargaining agreement covering any individual who performs services as an employee primarily for the Company or any of its subsidiaries (including such persons who are on an approved leave of absence, vacation, short-term disability or otherwise treated as an active employee of the Company or any of its subsidiaries, "Employees"), and there are no controversies or unfair labor practice proceedings pending or, to the Company's knowledge, threatened between the Company or any of its subsidiaries and any of their current or former Employees or any labor or other collective bargaining unit representing any current or former Employee of the Company or any of its subsidiaries that would reasonably be expected to result in a labor strike, dispute, slow-down or work stoppage or otherwise have a Material Adverse Effect. To the Company's knowledge, no organizational effort is presently being made or, to the Company's knowledge, threatened by or on behalf of any labor union.

         3.25.    EMPLOYEE BENEFITS.

         (a) "Benefit Plans" shall mean (i) all "employee pension benefit plans," as defined in section 3(2) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), established, maintained, or contributed to by the Company or its subsidiaries for the benefit of any employees or agents of the Company or its subsidiaries; (ii) all "employee welfare benefit plans," as defined in section 3(1) of ERISA, established, maintained, or contributed to by the Company or its subsidiaries for the benefit of any employees or agents of the Company or its subsidiaries; and (iii) to the knowledge of the Company, all other material incentive, employment, supplemental retirement, severance, deferred compensation and other employee benefit plans, programs, agreements and arrangements established, maintained, or contributed to by the Company or its subsidiaries for the benefit of any employees or agents of the Company or its subsidiaries, without regard to the coverage of any such plan, program, agreement or arrangement by ERISA or any provision of the Internal Revenue Code of 1986, as amended (the "Code").

         (b) Each of the Benefit Plans has been administered in accordance with its terms and any federal, state or local statute, law, ordinance, regulation, order, writ, injunction, directive, judgment or decree applicable to the Company, its subsidiaries, or any of their respective properties, or assets, as the case may be (including, where applicable, ERISA and the Code), except where the failure to so administer such Benefit Plan would not have a Material Adverse Effect.

         (c) Each of the Benefit Plans intended to be "qualified" within the meaning of section 401(a) of the Code has been determined by the United States Internal Revenue Service to be so qualified, except where the failure to so qualify such Benefit Plan would not have a Material Adverse Effect.

         3.26.    ENVIRONMENTAL MATTERS.

         (a) The Company and its subsidiaries are in compliance with all applicable Federal, state, and local laws and regulations relating to Releases or threatened Releases of Hazardous Materials or otherwise relating to the generation, treatment, storage, transport or handling of Hazardous Materials, except where failure to be in compliance would not have a Material Adverse Effect; and, to the Company's knowledge, there is no Environmental Claim pending or threatened against the Company or its subsidiaries which would have a Material Adverse Effect.

         (b) For the purpose of this section (i), "Environmental Claim" means any claim, action, demand, order, or written notice by or on behalf of, any Governmental Entity or Person alleging potential liability arising out of, based on or resulting from the violation of any Environmental Law or permit;
(ii) "Hazardous Materials" means all substances defined as hazardous substances in the Comprehensive Environmental Response, Compensation and Liability Act; and
(iii) "Release" has the meaning set forth in the Comprehensive Environmental Response, Compensation and Liability Act.

         3.27.    TAXES.

         (a) Except as otherwise disclosed in Schedule 3.27 hereto, (i) the Company has filed (or joined in the filing of) when due all Tax Returns required by applicable law to be filed with respect to the Company and all Taxes shown to be due on such Tax Returns have been paid; (ii) all such Tax Returns were true, correct and complete in all material respects as of the time of such filing; or
(iii) any liability of the Company for Taxes not yet due and payable, or which are being contested in good faith, in each case as of December 31, 2001, has been accrued or reserved for on the financial statements of the Company in accordance with GAAP, in each case except that any such failure to file or pay Taxes would not result in a Material Adverse Effect.

         (b) No current or former subsidiary of the Company has ever been a member of any "affiliated group" (within the meaning of Section 1504(a) of the Code) included in any consolidated federal income Tax Return filed with the Internal Revenue Service other than an affiliated group of which the Company is the common parent.

         3.28. INSURANCE. All insurance policies carried by the Company or any subsidiary or covering the Company's properties are in full force and effect, and, to the Company's knowledge, no notice of cancellation has been given with respect to any such policy, except where the lapse of such coverage or cancellation of such policy would not reasonably be expected to have a Material Adverse Effect. The insurance coverage provided by such policies is provided by insurers that, to the knowledge of the Company, are solvent and is in such amount and types of coverage which are adequate and customary for the industries in which the Company operates.

         3.29. ACCOUNTING CONTROLS. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that
(i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles and to maintain assets accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences, except for any controls the absence of which would not result in a Material Adverse Effect.

         3.30. BYLAWS. The Company's Bylaws provide that all matters submitted to a meeting of stockholders, including the vote relating to the issuance of the Conversion Shares, shall require the affirmative vote of a majority of the total number of votes cast, present in person or by proxy.

                                    SECTION 4

                            COVENANTS OF THE COMPANY

         The Company hereby covenants with the Purchasers and the Placement Agent as follows:

         4.1. OFFERING LIMITATIONS. None of the Company or any of its Affiliates will solicit any offer to buy or offer to sell shares of Common Stock or securities convertible into or exchangeable for Common Stock by means of any form of general solicitation or general advertising (as such terms are used in Regulation D under the Securities Act) in any manner involving a public offering (within the meaning of Section 4(2) of the Securities Act) prior to the later of the effective dates of the Registration Statements.

         4.2. INTEGRATION. None of the Company or any of its Affiliates will offer, sell or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) in a manner that would cause the offer and sale of the Securities to fail to be entitled to the exemption from registration afforded by Rule 506 of Regulation D and Section 4(2), of the Securities Act.

         4.3. DISCLOSURES. Subject to Section 8.14, as applicable, the Company, promptly following the Closing will (i) issue a press release announcing the sale of the Securities through the Placement Agent, (ii) file such press release and other appropriate information with the SEC on a Form 8-K, and (iii) include in the filing of its next Form 10-Q or Form 10-K, as applicable, appropriate disclosures relating to the sale of the Securities, including, without limitation, the disclosure required by Item 701 of Regulation S-K. Within one business day following Closing, the Company shall also file with the SEC on a Form 8-K, under Item 9 thereof, any and all material nonpublic information (as such term is used under Regulation FD) regarding the Company, the Offering and/or the Acquisition that was or has been provided by the Company, or duly authorized agents or representatives acting on its behalf, to Purchasers.

         4.4. USE OF PROCEEDS. The Company will use the proceeds from the sale of the Securities in the manner specified in the Offering Document under the caption "Use of Proceeds."

         4.5. COMPLIANCE. The Company has complied in all respects with the provisions of those agreements which evidence the rights set forth on Schedule
3.18 regarding any right of first refusal, preemptive right, right of participation, or any similar right of a stockholder or any other third party to participate in the transactions contemplated by the Agreements, including, but not limited to, any notice, consent and waiver requirements. The Company has performed the timely notification of all affected Persons and has either (i) solicited and obtained the appropriate consent and waiver from such Person, or
(ii) affirmatively received notice of participation in the transactions contemplated by the Agreements from each of the affected Persons. For purposes of the immediately preceding sentence only, the failure of any such affected Person to exercise its rights or participate in the transactions contemplated by the Agreements during any specified exercise or participation period shall be deemed a waiver by the affected Person of such rights.

         4.6. PROXY STATEMENT. The Company shall use its reasonable best efforts to prepare and file with the SEC, as promptly as practicable after the date hereof but in no event later than 30 days after the Closing, preliminary proxy materials with respect to a meeting of the stockholders for the purpose of approving the issuance of the Conversion Shares as contemplated by this Agreement. Thereafter, the Company shall as promptly as possible file with the SEC the definitive proxy statement and acting through its Board of Directors,
(i) call a special meeting of stockholders or the Company's Annual Meeting of stockholders to be held at the earliest practicable date but in no event later than 90 days after the Closing and (ii) include in the proxy statement the recommendation of its Board of Directors that holders of the Common Stock approve the issuance of the Conversion Shares as contemplated by this Agreement. If the Company calls a special meeting of stockholders pursuant to this Section 4.6, neither prior to nor at such special meeting shall the Company put forth any matter, other than approving the issuance of the Conversion Shares as contemplated by this Agreement, to the holders of Common Stock for their approval without the prior written consent of the Purchasers.

                                    SECTION 5

           REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASERS

         Each Purchaser, severally and not jointly, hereby represents, warrants and covenants to the Company with respect to the purchase of Securities by such Purchaser as follows:

         5.1. EXPERIENCE. Such Purchaser has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company, and the Purchaser is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests.

         5.2. QUALIFIED INSTITUTIONAL BUYER; ACCREDITED INVESTOR. Such Purchaser is a "qualified institutional buyer," as defined in Rule 144A of the Securities Act, or an "accredited investor," as defined in SEC Regulation D promulgated pursuant to the Securities Act (an "Accredited Investor").

         5.3. RULE 144. Such Purchaser acknowledges that the Shares must be held indefinitely unless subsequently registered for resale under the Securities Act or unless an exemption from such registration is available, and that the Notes must be held indefinitely unless and until converted into Conversion Shares upon stockholder approval, and such Conversion Shares are subsequently registered for resale under the Securities Act or unless an exemption from such registration is available. Such Purchaser is aware of the provisions of the SEC's Rule 144 promulgated under the Securities Act, which permit limited resale of securities purchased in a private placement, subject to the satisfaction of certain conditions, including, among other things, (i) the existence of a public market for the securities, (ii) the availability of certain current public information about the Company, (iii) the resale occurring not less than one year after a party has purchased and fully paid for the security to be sold, (iv) the sale being effected through a "broker's transaction" or in a transaction directly with a "market maker," and (v) the number of securities being sold during any three-month period not exceeding specified limitations.

         5.4. CONFIDENTIAL ACCESS TO INFORMATION. Such Purchaser has had an opportunity to discuss the Company's business, management and financial affairs with its management. It has also had an opportunity to ask questions of officers of the Company, which questions were answered to its satisfaction. Such Purchaser understands that such discussions, as well as any written information issued by the Company, were intended to describe certain aspects of the Company's business and prospects. Pursuant to a confidentiality agreement, as contemplated by the SEC's Regulation FD, such Purchaser acknowledges that it has been provided access to material, non-public information and that the Purchaser will keep all such information confidential except to the extent it becomes public through no fault of the

Purchaser or to the extent compelled to produce such information as a result of a court order or subpoena. Further, the Purchaser acknowledges and understands that the fact that the Company is seeking to effect the private placement of the Shares and Notes is itself material, non-public information, and disclosure of such information or use of such information by the Purchasers or anyone receiving such information from the Purchasers in connection with the purchase, sale or trade of the Company's securities (other than use by the Purchasers in acquiring the Shares and/or the Notes), or any hedging, derivative or similar transactions or activities involving the Company's securities, is a violation of securities laws. Neither such inquiries nor any other due diligence investigation conducted by such Purchaser or any of its advisors or representatives shall modify, amend or affect such Purchaser's right to rely on the Company's representations, warranties and covenants contained herein or in the other Agreements. The Purchaser understands that its investment in the Shares and/or Notes involves a high degree of risk.

         5.5 ORGANIZATION; AUTHORIZATION. The Purchaser is either (i) an individual who hereby certifies that he or she is an Accredited Investor who possesses the legal capacity, understanding and financial ability necessary and appropriate to enter into, and bear the risks of, the transactions contemplated hereby, or (ii) a corporation, a limited liability company or a partnership duly formed, validly existing and in good standing under the laws of the jurisdiction of its organization. Such Purchaser, if a corporation, a limited liability company or a partnership, has the requisite power and authority, to enter into and to consummate the transactions contemplated by the Agreements and otherwise to carry out its obligations under the Agreements. The purchase by such Purchaser of the Shares and/or Notes hereunder has been duly authorized by all necessary action on the part of such Purchaser. This Agreement, when executed and delivered by such Purchaser, will constitute a valid and binding obligation of the Purchaser, enforceable in accordance with its terms, subject to the Bankruptcy and Equity Exception.

         5.6. RESTRICTIVE LEGEND. Such Purchaser understands that the certificates evidencing the Shares, Notes and Conversion Shares, will bear the following legends when issued:

         "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES, OR "BLUE SKY," LAWS OF ANY STATE OR OTHER DOMESTIC OR FOREIGN JURISDICTION. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION AND RESALE AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO A REGISTRATION STATEMENT IN EFFECT UNDER THE SECURITIES ACT AND OTHER APPLICABLE LAWS OR A WRITTEN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED AND THAT AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE FOR SUCH TRANSACTIONS UNDER THE SECURITIES ACT AND OTHER APPLICABLE LAWS."

         In addition, the Purchasers acknowledge that each certificate for Shares, Notes and Conversion Shares shall bear any additional legend required by any other applicable domestic or foreign securities or blue sky laws.

         In the case of the Shares, the certificates representing such shares shall also bear the following legend:

         "THE HOLDER OF THESE SHARES, AND ANY PERMITTED TRANSFEREE THEREOF UNDER THE SUBSCRIPTION AGREEMENT, BY AND BETWEEN SUCH HOLDER AND INDUS INTERNATIONAL, INC. (THE "COMPANY")

         PURSUANT TO WHICH THESE SHARES WERE ISSUED AND SOLD (THE "SUBSCRIPTION AGREEMENT"), IS PROHIBITED FROM VOTING THESE SHARES TO APPROVE OR DISAPPROVE THE CONVERSION OF THE NOTES (AS DEFINED IN THE SUBSCRIPTION AGREEMENT) INTO CONVERSION SHARES (AS DEFINED IN THE SUBSCRIPTION AGREEMENT), AND SHALL ABSTAIN FROM VOTING ON SUCH MATTER. A COPY OF THE SUBSCRIPTION AGREEMENT MAY BE OBTAINED AT NO CHARGE UPON WRITTEN REQUEST TO THE COMPANY."

         The Company will direct its transfer agent and registrar to maintain stop transfer instructions on record for the Shares, Notes and Conversion Shares until it has been notified by the Company, upon the advice of counsel, that such instructions may be waived consistent with the Securities Act and applicable domestic and foreign securities laws. Such stop transfer instructions will limit the method of sale of the Shares, Notes and Conversion Shares, consistent with Rule 144 or other available exemptions from registration under the Securities Act. Any transfers other than pursuant to a registration statement under the Securities Act will require an opinion of counsel reasonably satisfactory to the Company and its counsel prior to such transfers.

         5.7. NO GOVERNMENTAL REVIEW. Each Purchaser understands that no United States federal or state agency or any other government or governmental agency or authority has passed upon or made any recommendation or endorsement of the Shares, the Notes, the Conversion Shares or the contents of the Offering Document.

         5.8. RESIDENCY. Such Purchaser is a resident of the jurisdiction set forth immediately below such Purchaser's name on the Subscription Agreement.

         5.9. INVESTMENT INTENT. Such Purchaser is acquiring the Securities for investment for its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof. Such Purchaser understands and agrees that the Securities have not been registered under the Securities Act by reason of the exemption from the registration provisions of the Securities Act contained in Rule 506 of Regulation D and
Section 4(2) of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of such Purchaser's representations, warranties and covenants as expressed herein, which are being relied upon by the Company and the Placement Agent.

         5.10. NO MANIPULATION. Neither such Purchaser nor, to the Purchaser's knowledge, any of its directors, officers, managers, subsidiaries, controlling persons or other affiliates has taken, or presently plans to take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in, or which has constituted, under the Exchange Act, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

         5.11 VOTING OF SHARES. Each of the Purchasers hereby understands and agrees that such Purchaser, or its permitted transferee hereunder, as appropriate, is strictly prohibited from voting any of the Shares to approve or disapprove the conversion of the Notes into Conversion Shares, and each such Purchaser or permitted transferee shall abstain from voting any Shares on such matter.

                                    SECTION 6

                 CONDITIONS TO PURCHASERS' OBLIGATIONS TO CLOSE

         The obligation of each Purchaser to close the Offering is subject to the fulfillment, as of the date of Closing, of the following conditions, any of which may be waived by each such Purchaser:

         6.1. REPRESENTATIONS AND WARRANTIES CORRECT. The representations and warranties by the Company contained herein qualified as to materiality shall be true and correct (in light of such qualification(s)) and those not so qualified shall be true and correct in all material respects as of the date hereof and at and as of the Closing as though such representations and warranties were made at and as of such date unless limited by their terms to a prior date.

         6.2. COVENANTS. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the Closing shall have been performed or complied with in all material respects.

         6.3. NO INJUNCTION. No statute, rule, regulation, order, decree, ruling or injunction shall have been enacted, entered, promulgated, endorsed or threatened or is pending by or before any Governmental Authority of competent jurisdiction which in any material respect restricts, prohibits or threatens to restrict or prohibit the consummation of any of the transactions contemplated by the Agreements.

         6.4. NO SUSPENSIONS OF TRADING IN COMMON STOCK. The trading in the Common Stock shall not have been restricted or suspended by the Commission, Nasdaq or any other market or exchange where such Common Stock is traded (except for any suspension of trading of limited duration solely to permit dissemination of material information regarding the Company).

         6.5 ADVERSE CHANGES. Since the date of this Agreement, no event which has had or could reasonably be expected to have a Material Adverse Change shall have occurred. The term "Material Adverse Change" shall mean an event, change or occurrence that individually, or together with any other event, change or occurrence, has a material adverse impact on the Company or its subsidiaries' financial position, business or results of operations, taken as a whole; provided, however, that the term "Material Adverse Change" shall not include the impact of (a) changes in laws of general applicability or interpretations thereof by courts or other Governmental Authorities, or (b) changes in GAAP; (c) actions or omissions required of the Company by the terms of the Acquisition Agreement; (d) changes in conditions or events that are generally applicable to the industry in which the Company operates or the economy in general in jurisdictions in which Company operates; (e) seasonal fluctuations in the Company's performance; or (f) the effects, including, without limitation, effects on relations and business with customers, suppliers and employees, that are a direct result of the transactions contemplated or permitted under the Acquisition Agreement.

         6.6. LITIGATION. No Proceeding shall have been instituted or threatened against the Company that could reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect.

         6.7. COMPLIANCE CERTIFICATE. The Company shall have delivered to the Purchasers a certificate of the Company executed by the President of the Company, dated as of the Closing, certifying to the fulfillment of the conditions specified in Section 6 of this Agreement.

         6.8. SECRETARY'S CERTIFICATE. The Company shall have delivered to the Purchasers a certificate of the Company executed by an officer of the Company, dated as of the Closing, certifying (i) resolutions adopted by the Board of Directors of the Company authorizing the execution of the Agreements, the issuance of the Securities, the filing of the Registration Statements, and the transactions contemplated hereby; (ii) the Articles of Incorporation and Bylaws of the Company, each as amended, and copies of the third party consents, approvals and filings required in connection with the consummation of the transactions contemplated by the Agreements; and (iii) such other documents relating to the transactions contemplated by the Agreements as the Purchasers may reasonably request.

         6.9. OPINION OF COUNSEL. At the Closing, the Purchasers and the Placement Agent shall have received the opinion of Alston & Bird LLP, as counsel to the Company, dated as of Closing, in the form set forth below to the effect that:

                  (a) The Company is validly existing and in good standing under the laws of the State of Delaware, with corporate power and authority to carry on its business as now conducted and to own, lease and operate its assets and properties and to enter into and perform its obligations under this Agreement, the Subscription Agreement, the Registration Rights Agreement, the Escrow Agreement and the other documents and agreements to be executed by the Company in connection with the Closing (collectively, the "Operative Documents");

                  (b) The execution, delivery and performance by the Company of each of the Operative Documents to which the Company is a party have been duly authorized by the Company;

                  (c) No consent or other action by, or filing or registration with, any Governmental Authority is required for (i) the execution and delivery by the Company of the Operative Documents, (ii) the offer, sale, and issuance of the Securities in accordance with the Operative Documents, (iii) the performance by the Company of its obligations under the Operative Documents, except such as may be required (a) in connection with the registration under the Securities Act of the Securities pursuant to the appropriate Registration Rights Agreements (including any filing with the National Association of Securities Dealers, Inc.), (b) under the "blue sky" or securities laws of any jurisdiction in connection with the purchase and sale or resale of the Shares or Conversion Shares; (c) to provide notice and application to list or quote the Shares and the Conversion Shares, if applicable, on Nasdaq (and with any other national securities exchange or automated quotation system or market on which the Common Stock is then traded, listed or quoted), (d) to satisfy the disclosure requirements of the Exchange Act, and the disclosure requirements of
         Item 701 of SEC Regulation S-K, (v) to file a Form D and a Form 8-K in respect of the sale and issuance of the Securities with the Commission (collectively, the "Required Approvals"), and (vi) to file a Proxy Statement with the Commission for the solicitation of the approval of, and obtaining the approval of, the Company's stockholders for the issuance of the Conversion Shares.

                  (d) Neither the execution and delivery of this Agreement or the other Operative Documents, nor the consummation by the Company of the transactions contemplated hereby or thereby (including the issuance, sale and delivery of the Securities and any Conversion Shares (other than with respect to the delivery in book-entry form of Shares and any Conversion Shares)), nor compliance by the Company with any of the provisions hereof or thereof, will (i) constitute or result in a default under, or require any consent pursuant to any contract or permit of the Company listed on Schedule A to the opinion, (ii) conflict with or result in a breach of any provision of the Certificate of Incorporation or Bylaws of the Company, or any federal or state law, rule or regulation known to such counsel of any court or federal, state or other regulatory board or body or administrative agency having jurisdiction over the Company or over its properties or business, or (iii) conflict with or constitute a default under any judgment, writ, decree or order known to such counsel to be applicable by its terms to the Company;

                  (e) This Agreement, the Escrow Agreement, the Registration Rights Agreement for Shares, and, assuming the requisite stockholder approval is received for conversion of the Notes into Conversion Shares, the Registration Rights Agreement for Conversion Shares, each have been duly authorized, executed and delivered by the Company, and, assuming the due execution and delivery thereof by the Purchasers where applicable, no other corporate action is necessary to authorize such execution, delivery or performance, and constitute valid and binding obligations of the Company, enforceable against the Company in accordance with its terms, except as such enforcement may be subject to the Bankruptcy and Equity Exception;

                  (f) When issued to a Purchaser against payment therefor in accordance with the Agreement and other Operative Documents, each Security and each Conversion Share will be duly and validly authorized and issued, fully paid and nonassessable, and the Purchasers, as holders thereof, will not be subject to personal liability by reason of being such holders;

                  (g) To the knowledge of such counsel, there is no action, suit, investigation or proceeding pending or threatened against the Company or any of its properties or assets by or before any court, arbitrator or Governmental Authority, department, commission, board, bureau, agency or instrumentality, which questions the validity of the Agreement, any Security or any of the Conversion Shares or any action taken or to be taken pursuant hereto or thereto;

                  (h) The Company is not an "investment company" or a company "controlled by" or required to register as an investment company as such terms are defined in the 1940 Act or the PUHC Act, and the SEC's rules and regulations thereunder; and

                  (i) Assuming the accuracy of the Purchasers' representations and warranties in Section 5 of this Agreement, the accuracy of the Company's representations and warranties in Sections
         3.8 and 3.9 of this Agreement, and the Company's and the Purchasers' satisfaction of their respective covenants hereunder, the offer, sale and issuance of the Securities and the Conversion Shares, if any, as contemplated by the Agreements is exempt from the registration requirements under Section 5 of the Securities Act.

         Such opinions may be subject to such assumptions, qualifications and limitations as are customary. Without limiting the foregoing, such counsel (i) need not express any opinion with regard to the application of laws of any jurisdiction other than the Federal law of the United States and the relevant corporate act of the State where the issuer is organized, (ii) may rely, as to matters of fact, to the extent appropriate on representations or certificates of responsible officers of the Company and certificates of public officials, (iii) may express no opinion as to the effect of (a) bankruptcy, insolvency, reorganization, arrangements, fraudulent transfer, moratorium or similar laws relating to or affecting the rights of creditors and (b) general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, the exercise of judicial discretion, and the possible unavailability of specific performance or injunctive relief, regardless of whether considered in a proceeding in equity or at law, (iv) may express no opinion as to compliance with the anti-fraud or information delivery provisions of applicable securities laws, (v) may express no opinion as to compliance with the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and (vi) may express no opinion as to the enforceability of the indemnification provisions of the Operative Documents to the extent the provisions thereof may be subject to limitations of public policy and the effect of applicable statutes and judicial decisions.

         6.10 OTHER DOCUMENTS. The Company shall have delivered to each Purchaser such other documents relating to the transactions contemplated by the Agreements as the Purchasers or their counsel may reasonably request.

         6.11. ACQUISITION. The Company shall have entered into the Acquisition Agreement pursuant to which the Company will consummate the Acquisition and all conditions to closing of the Acquisition shall have been satisfied or waived by the Company.

         6.12. LISTING APPROVALS. The Company shall have obtained any necessary approvals for the listing of the Shares and Conversion Shares on Nasdaq.

         6.13. REGISTRATION RIGHTS AGREEMENT. The Company and the Purchasers shall have executed, entered into and delivered the Registration Rights Agreements, as applicable to each such Purchaser.

         6.14. ESCROW AGREEMENT. The Company shall have entered into the Escrow Agreement and deposited with the Escrow Agent, or arranged for the deposit by the Purchasers with the Escrow Agent of, the proceeds from the sale of the Securities.

                                    SECTION 7

                CONDITIONS TO THE COMPANY'S OBLIGATIONS TO CLOSE

         The Company's obligation to close the Offering is subject to the fulfillment as of the date of Closing, of the following conditions, any of which may be waived by the Company:

         7.1. REPRESENTATIONS. The representations and warranties made by the Purchasers herein shall be true and correct in all material respects on the dates made and on the date of Closing.

         7.2. PERFORMANCE BY THE PURCHASERS. Each Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Agreements to be performed, satisfied or complied with by such Purchaser at or before the Closing.

         7.3. NO INJUNCTION. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated, endorsed or threatened or is pending by or before any Governmental Authority of competent jurisdiction which prohibits or threatens to prohibit the consummation of any of the transactions contemplated by the Agreements.

         7.4. CLOSING OF THE ACQUISITION; RECEIPT OF ESCROW FUNDS. All conditions to closing of the Acquisition shall have been satisfied or waived by the Company, and the Company shall have received the Escrow Funds from the Escrow Agent.

                                    SECTION 8

                                  MISCELLANEOUS

         8.1.     GOVERNING LAW.

         (a) This Agreement shall be governed in all respects by the laws of the State of Delaware, without giving effect to the conflict of law rules thereof to the extent that the application of the law of another jurisdiction would be required thereby.

         (b) Each of the parties hereto acknowledges and agrees that damages will not be an adequate remedy for any material breach or violation of this Agreement if such material breach or violation would cause immediate and irreparable harm (an "Irreparable Breach"). Accordingly, in the event of a threatened or ongoing Irreparable Breach, each party hereto shall be entitled to seek, in any state or federal court in the State of Delaware, equitable relief of a kind appropriate in light of the nature of the ongoing or threatened Irreparable Breach, which relief may include, without limitation, specific performance or injunctive relief; provided, however, that if the party bringing such action is unsuccessful in obtaining the relief sought, the moving party shall pay the non-moving party's reasonable costs, including attorney's fees, incurred in connection with defending such action. Such remedies shall not be the parties' exclusive remedies, but shall be in addition to all other remedies provided in this Agreement, and this provision shall survive the termination of this Agreement.

         8.2. SURVIVAL. The representations, warranties, covenants and agreements made herein shall survive any investigation made by the Purchasers and the closing of the transactions contemplated hereby until the three year anniversary date of the Closing.

         8.3. SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto, provided that the rights of the Purchasers to purchase the Shares and/or Notes shall not be assignable without the consent of the Company, not to be unreasonably withheld, other than to Affiliates. Upon issuance of the Notes, the rights, interests or obligations of (i) the Company thereunder may not be assigned, by operation of law or otherwise, in whole or in part, by the Company without the prior written consent of the holders of a majority in principal amount of the Notes and (ii) each Holder thereunder may be assigned to any of its Affiliates.

         8.4. AMENDMENT AND WAIVER. This Agreement may not be amended or waived except in writing executed by the party against which such amendment or waiver is sought to be enforced. No course of dealing between or among any Persons having any interest in this Agreement will be deemed effective to modify or amend any part of this Agreement or any rights or obligations of any person under or by reason of this Agreement.

         8.5. NOTICES, ETC. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by United States mail, postage prepaid, by reliable overnight delivery service such as UPS or FedEx, or by facsimile transmission, or otherwise delivered by hand or by messenger, addressed (a) if to any Purchaser, at the Purchaser's address set forth on the Subscription Agreement, or at such other address as such Purchaser shall have furnished to the Company in writing in the manner set forth herein, with a copy to the Purchasers' Counsel listed below, (b) if to any other holder of any shares, at such address as such holder shall have furnished the Company in writing, or, until any such holder so furnishes an address to the Company, then to and at the address of the last holder of such shares who has so furnished an address to the Company, with a copy to the Purchasers' Counsel listed below, or (c) if to the Company, one copy should be sent to the Company at the address listed below, in each case with a copy to the Placement Agent at the address also listed below. In the event that any notice or other communication is sent by facsimile transmission to the Company, such transmission shall be followed immediately by overnight delivery to the Company of such notice or other communication.

Company:                                        Placement Agent:
-------                                         ---------------

Indus International, Inc..                      C.E. Unterberg, Towbin
3301 Windy Ridge Parkway                        350 Madison Avenue
Atlanta, Georgia 30339                          New York, New York  10017
Attention:  Adam Battani                        Attention: Mark G. Hadlock
Facsimile:  (770) 989-4488                      Facsimile:  (212) 389-8401

                                                with a copy to:
                                                --------------
with a copy to:
                                                Placement Agent Counsel:
Company Counsel:
                                                Mayer, Brown, Rowe & Maw
Alston & Bird LLP                               1675 Broadway, Suite 1900
One Atlantic Center                             New York, New York  10019
1201 West Peachtree Street                      Attention:  Ronald S. Brody
Atlanta, Georgia  30309-3424                    Facsimile: (212) 262-1910
Attention:  Scott Ortwein
Facsimile: (404) 253-8376

         Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when delivered, or if by facsimile transmission, as indicated by the facsimile imprint date.

         8.6. DELAYS OR OMISSIONS; RIGHTS CUMULATIVE. Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any Purchaser upon any breach or default of the Company under the Agreements shall impair any such right, power or remedy of such Purchaser, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Purchaser of any breach or default under this Agreement, or any waiver on the part of any party hereto of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any Purchaser, shall be cumulative and not alternative.

         8.7. EXPENSES. The Company shall pay the reasonable and documented fees and expenses incurred by Purchasers in connection with the transactions contemplated hereby including, without limitation, legal expenses of Willkie Farr & Gallagher, as counsel to Warburg, Pincus Investors, L.P., and accounting fees, which transaction fees will be reasonably and customary for transactions of this type ("Transaction Fees"). Payments due pursuant to this Section 8.7 will be made at the Closing, in the event the Closing occurs, or if the Closing does not occur then upon termination of this Agreement, and in any event, any remaining payments will be made not later than 30 days after a bill for such fees and expenses has been sent by any Purchaser to the Company. The obligations under this Section 8.7 will survive any termination of this Agreement.

         8.8 SUBSCRIPTION AGREEMENT; COUNTERPARTS. Persons may become parties to this Agreement by executing the Subscription Agreement, which may be executed in two or more identical counterparts and by facsimile, each of which shall be deemed an original and all of which shall constitute one and the same agreement. Any signature that is delivered by facsimile transmission shall be valid and binding, with the same force and effect as if an original, manually signed counterpart.

         8.9. SEVERABILITY. In the event that any provision of this Agreement is unenforceable, the remaining provisions shall continue in full force and effect.

         8.10. SECTION HEADINGS, ETC. The titles and subtitles used in this Agreement are used for convenience only and are not considered in construing or interpreting this Agreement. As used herein, any gender shall include all other genders, and the singular shall include the plural and vice versa. The terms "include," "including" and similar terms shall mean include without limitation, whether by enumeration or otherwise.

         8.11. NO THIRD-PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and no other person is intended to or shall have any rights hereunder whether as a third party beneficiary or otherwise.

         8.12. INDEPENDENT NATURE OF PURCHASERS' OBLIGATIONS AND RIGHTS. The obligations of each Purchaser hereunder are several and not joint with the obligations of the other Purchasers hereunder, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser hereunder. The obligations of each Purchaser are not conditioned upon the action of any other Purchaser. Nothing contained herein or in any other agreement or document delivered at the Closing, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of Person, or create a presumption that the Purchasers are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser shall be entitled to protect and enforce its rights, including, without limitation, the rights arising out of the Agreements, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

         8.13. FURTHER ASSURANCES; COOPERATION. Each party shall do and perform, and shall cooperate with and assist each other to do or perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other parties may reasonably request in order to carry out the intent and accomplish the purposes of the Agreements and the consummation of the transactions contemplated thereby in a timely manner, and further agrees not to take any actions, or to permit, authorize or direct any of its affiliates to take any actions, that would have the effect of delaying, threatening the success of, or preventing in any way the transactions contemplated by each of the Agreements.

         8.14. PUBLIC STATEMENTS OR RELEASES. Neither the Company nor any Purchaser shall make any public announcement with respect to the existence or terms of this Agreement or the transactions provided for herein without the prior approval of the other parties, which shall not be unreasonably withheld or delayed. Notwithstanding the foregoing, nothing in this Section 8.14 shall prevent any party from making any public announcement it considers necessary in order to satisfy its obligations under the law or the rules of any national securities exchange or Nasdaq; provided such party, to the extent practicable, provides the other parties with an opportunity to review and comment on any proposed public announcement before it is made.

         8.15. CONFIDENTIALITY. All material, non-public information disclosed by the Company to the Purchasers pursuant to this Agreement or otherwise shall be held strictly confidential and used by the Purchasers solely for evaluating purchases of Securities in this Offering, provided this obligation shall not apply to any information that is generally available to the public or becomes available to the public without any disclosure by the Purchasers or their agents or due to negligence or misconduct of the Purchasers or their agents or as to which disclosure is required pursuant to court order or subpoena. The provisions of this Section 8.15 shall not in any way amend or supercede the provisions of any other confidentiality, non-disclosure or similar agreement with the Company to which any Purchaser is bound.

         8.16. ENTIRE AGREEMENT; AMENDMENT. This Agreement, the Escrow Agreement, the Registration Rights Agreements, the Subscription Agreement and the other Agreements constitute the entire understanding and agreement between the Purchasers and the Company with regard to the subject matter. Except as expressly provided herein, this Agreement, any of the other Agreements or any term hereof may be amended, modified, waived or discharged only by a written instrument signed by the party waiving any term, condition, or right or remedy that benefits it hereunder.

         8.17. TERMINATION UPON FAILURE TO CLOSE THE ACQUISITION. Except as otherwise set forth herein and other than the Company's obligations to cause the Escrow Agent to disburse the Escrow Funds to the Purchasers as set forth under
Section 2.2 therein, in the event that the Company fails to close the Acquisition on or prior to the Expiration Date, then this Agreement shall automatically and immediately terminate and be of no further force or effect.

         [The remainder of this page has been intentionally left blank.]

                             SCHEDULE OF PURCHASERS


PURCHASERS OF THE SHARES                                PURCHASERS OF THE NOTES
------------------------                                -----------------------

Millennium Technology Ventures LLP                      Crestview Capital Fund I, LP
Leaf Investment Partners LP                             Crestview Capital Fund II, LP
Leaf Offshore Investment Fund Ltd.                      Amaranth LLC
Michael Glita                                           Mary DeBare
Daniel Burnstein                                        Charles DeBare
Stuart Shapiro Keogh                                    Omicron Master Trust
JR Squared, LLC                                         Cranshire Capital, LP
Jerome Stern                                            F. Nathan & Michael S. Insel Trust FBO Fred S. Nathan,
                                                            ETAL U/Art 3rd - B - U/W Mabel U. Nathan 12/3/92
Straus Partners LP                                      Straus Partners LP
Straus Gept Partners LP                                 Straus Gept Partners LP
Straus Spelman Partners LP                              Straus Spelman Partners LP
Alza Corporation Retirement Plan                        SAS Trust #1
William Lazar                                           SF Capital Partners Ltd.
Morgan Trust Co. of the Bahamas Ltd                     DMG Legacy Fund LLC
Robert Winters                                          DMG Legacy Institutional Fund LLC
City of Milford Pension & Retirement Fund               DMG Legacy International Ltd.
Public Employee Retirement System of Idaho              Bay Star Capital II, LP
Peter Looram                                            Bay Star International II Ltd.
Theeuwes Family Trust                                   Warburg, Pincus Investors LP
Psychology Associates                                   PAW Long Term Partners, LP
Murray Capital LLC                                      Thomas Madison
Dominic Mizio                                           Andrea Madison
Jeanne Morency                                          Stanley Cohen
HBL Charitable Unitrust
Helen Hunt
Susan Uris Halpern
Meehan Foundation
Lazar Foundation
Asphalt Green Inc.
NFIB Serp Assets
Crown Investment Partners LP
Warburg, Pincus Investors LP
PAW Offshore Fund, Ltd.
PAW Partners, LP
Thomas Unterberg
Ellen Celli
Emily Satloff
Ellen Celli Family Trust
Emily Satloff Family Trust
TIU Grandchildren's Trust
Marjorie & Clarence Unterberg Foundation
CEUT Capital Partners I, LP
UT Technology Partners I, LP
UT Technology Partners II, LP
UT Technology Fund, Ltd.
Andrew Arno
Andrew Arno ACF Matthew
Arno Andrew Arno ACF Jesse Benjamin Arno
Elizabeth Arno
James Borner
Valor Holdings, Inc.
Kensington LP
David House